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                                                           EXHIBIT 99.8(a)

                         AMENDMENT OF CUSTODY AGREEMENT

                                     BETWEEN

                               FOREIGN FUND, INC.
                                 (THE "COMPANY")

                                       AND

                          MORGAN STANLEY TRUST COMPANY


     Pursuant to the terms of the Custody Agreement dated March 5, 1996 (the "Agreement") and the Addendum dated as of March 5, 1996 (the "Addendum") between the above named parties, the Agreement and Addendum are hereby amended to delete the name of Foreign Fund, Inc. as a party to the Agreement and Addendum and replace the name of such party with WEBS Index Fund, Inc. effective January 2, 1997. Additionally, the name of each Series of the Company is hereby changed in the Agreement and Addendum as noted below:

OLD SERIES NAME:                   NEW SERIES NAME:
Australia Index Series             Australia WEBS Index Series
Austria Index Series               Austria WEBS Index Series
Belgium Index Series               Belgium WEBS Index Series
Canada Index Series                Canada WEBS Index Series
France Index Series                France WEBS Index Series
Germany Index Series               Germany WEBS Index Series
Hong Kong Index Series             Hong Kong WEBS Index Series
Italy Index Series                 Italy WEBS Index Series
Japan Index Series                 Japan WEBS Index Series
Malaysia Index Series              Malaysia WEBS Index Series
Mexico (Free) Index Series         Mexico (Free) WEBS Index Series
Netherlands Index Series           Netherlands WEBS Index Series
Singapore (Free) Index Series      Singapore (Free) WEBS Index Series
Spain Index Series                 Spain WEBS Index Series
Sweden Index Series                Sweden WEBS Index Series
Switzerland Index Series           Switzerland WEBS Index Series
United Kingdom Index Series        United Kingdom WEBS Index Series
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This Amendment is effective January 2, 1997.


     WEBS Index Fund, Inc.

By:  ________________________________

Its: ________________________________



Agreed and Accepted:


     Morgan Stanley Trust Company

By:  ________________________________

Its: ________________________________